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                        OCEANGATE TRUST NO.

     THIS OCEANGATE TRUST No. (the "Trust") is established this 12th day of December, 1998, and entered into by and between Keith D. Freadhoff, the Trustee of the Oceangate Trust ("Trustor") and Keith D. Freadhoff ("Trustee") for the benefit of the Beneficiary whose name appears on the attached
Exhibit A  ("Beneficiary").

                             RECITALS

     A. Beneficiary has been given the opportunity to purchase stock in Netgateway, Inc., a Nevada corporation (the "Company"), subject to certain terms and conditions to which Beneficiary has agreed.

     B. One of the terms under which Beneficiary is to be allowed to purchase stock requires that such stock be purchased under and through a trust in order to provide a mechanism to assure that the contingencies of the purchase are satisfied.

     C. The Shares (as described below) and any other property now or hereafter added to the Trust shall be sometimes referred as the "Trust Estate."

                              TRUST TERMS

1.   STOCK PURCHASE

     Section 1.1 STOCK PURCHASE. Upon execution of this Trust, the Trustee shall purchase the number of shares set forth on the attached Exhibit A (the "Shares") for the consideration and upon the terms set forth in this Agreement and on the attached Exhibit A, or as mutually agreed between the parties.

     Section 1.2 DEPOSIT OF CONSENT. The Beneficiary shall deposit with the Trustee its consent to the purchase by the Trustee of the Shares.

     Section 1.3 TRANSFER OF SHARES TO SUCCESSOR TRUSTEE. Notwithstanding any changes in the identity of the Trustee, the certificates for shares standing in the name of the Trustee may be endorsed and transferred by any successor Trustee with the same effect as if endorsed and transferred by the predecessor Trustee.

     Section 1.4 TRANSFER OF SHARES. The Trustee shall have complete authority to sell, transfer or otherwise dispose of or encumber any of the Shares deposited pursuant to the provisions of this Trust, pursuant to the terms set forth herein and shall hold any proceeds derived from such sale in trust pursuant to the terms of this Trust.

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2.   TRUSTEE

     Section 2.1 TRUSTEE. The initial Trustee of the trust created hereby shall be as named above and any successor(s) shall be appointed as hereinafter provided. In the absence of the removal, resignation, dissolution, liquidation or winding-up of the Trustee, the Trustee shall serve for the entire term of the trust created hereby.

     Section 2.2 RESIGNATION. Any Trustee may resign by giving thirty (30) days notice of his resignation to the Company and the Beneficiaries. Any resigning Trustee shall transfer and deliver to its successor the share certificates then held by it hereunder, together with all books and records relating to the trust created hereby. Successor Trustees shall be required to execute a copy of this Trust indicating their consent to act as Trustee in accordance with the terms hereof.

     Section 2.3 SUCCESSOR TRUSTEE. In the event of the resignation, removal, dissolution, liquidation or winding-up of the Trustee, Scott Beebe shall serve as successor Trustee. In the event that Scott Beebe shall for any reason fail to serve or cease to act as successor Trustee prior Trustee shall appoint one or more successor Trustees. Such appointment may be made by a written designation made by the Trustee and communicated to the Beneficiary. In the event that the initial Trustee does not designate a successor Trustee, and Scott Beebe is unable to serve as successor Trustee, Scott Beebe may designate a successor Trustee. In the event that none of the mechanisms for designating a successor Trustee are effective, then a successor Trustee can be designated by the Trustor of this Trust.

     Section 2.4 NO COMPENSATION. The Trustee shall serve without compensation and shall bear sole responsibility for its own expenses, including without limitation those for attorneys, accountants and other advisors.

     Section 2.5 TRUSTEE RELATIONSHIP WITH COMPANY. Any Trustee, its employees or agents and any firm or corporation of which it may be a member, agent or employee and any corporation, trust or association of which it may be a trustee, stockholder, director, officer, agent or employee may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which the Company or any subsidiary or controlled or affiliate corporation may be a party or in which it may be concerned, as fully and freely as though such Trustee were not a Trustee hereunder. The Trustee, its employees or agents, may act as directors or officers of the Company or of any such subsidiary or controlled or affiliated corporation.

3.   VOTING AND ACTION BY TRUSTEE

     Section 3.1 VOTING OF SHARES. Subject to the terms and conditions of this Trust, so long as the Trustee shall hold shares deposited or acquired pursuant to the provisions of this Trust and so long as the conditions set forth herein have not failed, the Beneficiary shall possess and shall be entitled to exercise in person or by its nominees, agents, attorneys-in-fact or proxies, the right to vote, assent or consent with respect to such shares to take part in and consent to any

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corporate or shareholders' action of any kind whatsoever, and to receive dividends and distributions on said such shares. In the event that the conditions set forth in this Trust have failed, the voting rights with respect to any shares held in the Trust shall revert to the Trustee.

4.   DISTRIBUTIONS

     Section 4.1 GENERAL. During the term of this Trust, the Trustee shall hold, administer and distribute the Trust Estate as follows:

     a. After paying any ongoing expenses of the Trust, income of the Trust Estate shall be accumulated and added to principal.

     b. Portions of the Trust Estate shall vest in the Beneficiary in equal installments upon the anniversaries occurring January 1, 2000, 2001, and 2002, provided that the Beneficiary has not voluntarily left the employment of the Netgateway, Inc. during the year prior to such anniversary or been terminated for cause (pursuant to Beneficiary's employment agreement). Accelerated vesting shall occur in the event of a change of control as defined in Beneficiary's employment agreement. The passage of time provided for in this paragraph and the continued employment subject to the provisions relating to acceleration set forth in Beneficiary's employment agreement shall be sometimes referred to herein as the "conditions."

     c. Upon the vesting of the shares as provided in subparagraph b. above, such vested shares shall become eligible for distribution to the Beneficiary, upon Beneficiary's filing of a written Beneficiary's notice that all conditions of purchase have been met, notification that Beneficiary desires to have such shares distributed to Beneficiary free of Trust, and proof that any obligations relating to the purchase of the shares have been satisfied.

5.   TRUSTEE POWERS

     To carry out the purposes of any Trust created pursuant to the terms of this Instrument, and subject to any limitations stated elsewhere in this Instrument, the Trustee is vested with the following powers, in addition to any now or hereafter conferred by law:

     Section 5.1 GENERAL POWERS. The Trustee is expressly authorized to do all acts, institute all proceedings, and exercise all rights, powers and privileges with respect to the Trust Estate which an absolute owner of the same property would be entitled to do, subject always to the discharge of the Trustee's fiduciary obligation. Without limiting the generality of the foregoing, the Trustee shall have the following powers:

     a. To exercise with respect to securities held as part of the Trust Estate all the rights, powers and privileges of an owner, including, but not limited to and subject to any provisions to the contrary set forth in this Trust, the power to vote, give proxies and to pay assessments and other sums deemed by the Trustee necessary for the protection of the Trust Estate; to participate in voting, trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with, and transfer title to, any protective or other committee upon such terms as the Trustee may deem advisable; to exercise or sell stock

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subscriptions or conversion rights; and to accept and retain as an investment, any securities or other property received as a result of the exercise of any of the foregoing powers.

     b. To sell for cash or on deferred payments, at public or private sale, either with or without security, to exchange and to convey any property of the Trust Estate without any other approvals.

     c. To abandon any asset of the Trust Estate or interest therein which the Trustee determines to be in the best interest of the Trust Estate and the Beneficiaries.

     d. To grant an option, involving disposition of any asset then being held in the Trust Estate and to take an option for the acquisition of any asset held as a part of the Trust Estate.

     e. To lease any real or personal property constituting a part of the Trust Estate for any purpose and for terms without or extending beyond the duration of the Trust.

     f. To make ordinary and extraordinary repairs and alterations to any real or personal property constituting a part of the Trust Estate.

     g. To commence or defend at the expense of the Trust Estate any litigation deemed advisable by the Trustee in order to protect the Trust Estate or any portion thereof.

     h. To pay all taxes, assessments, compensation of the Trustee and other expenses incurred in the collection, care, administration and protection of the Trust Estate.

     i. To take any action and to make any election, in the Trustee's discretion, in order to minimize the tax liabilities of this trust and their beneficiaries. The Trust shall allocate the benefits from this action or election among the various beneficiaries. The Trustee shall make adjustments in the rights of any beneficiaries, or between the income and principal accounts, to compensate for the consequences of any tax election, investment, or administrative decisions that the Trustee believes has had to the effect of directly or indirectly preferring one beneficiary or group of beneficiaries over others.

     i. To borrow money from any person, firm or corporation for any Trust purpose, upon such terms and conditions as the Trustee may deem proper, to obligate the Trust Estate for repayment thereof, to encumber any portion of the Trust Estate by mortgage, deed of trust, pledge or otherwise and to buy and sell stock in a margin account.

     j. To collect or take any action to collect on or with respect to any property of the Trust Estate.

     k. To procure and carry at the expense of the Trust, insurance of such kind and in such form and amount as the Trustee deems advisable to protect the Trustee, the Trust and the Trust Estate against any hazard.

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       l.     To guarantee any debts or obligations of Trustor or Beneficiary of this Trust and to pledge, encumber or hypothecate by mortgage, trust deed, security agreement or otherwise, any trust asset or assets as security or collateral therefor, and loan money to Trust Property if adequately secured, including loans to the Beneficiary, the deemed appropriate by the Trustee.

       m. To make loans or advances to the Beneficiary upon whatever terms the Trustee deems appropriate and consistent with the purpose and intent of the Trust.

The enumeration of certain powers in this Instrument shall not limit the general or implied powers of the Trustee; the Trustee shall have all additional powers that may be necessary to enable the Trustee to properly administer the Trust Estate.

       Section 5.2 INVESTMENT. The Trustee is authorized expressly to invest and reinvest in every kind of property, real, personal and mixed, and every kind of investment, specifically including, but not limited to, corporate obligations and stocks, savings accounts and certificates of deposit with federally insured commercial banks and/or savings and loans associations.

       Section 5.3 BUSINESSES. The Trustee is expressly authorized to hold and retain any and all properties and to continue to operate, to sell, or to liquidate, at the risk of the Trust Estate and not the Trustee, any business, whether organized as a sole proprietorship, partnership or cooperation, that the Trustee receives hereunder or is subsequently added to the Trust Estate. The Trustee may hold and retain any such property and continue to operate any such business as long as the Trustee, in the exercise of good faith and of reasonable prudence, discretion and intelligence, but without being required to take into consideration diversification of trust investments, considers such action to be in the best interests of the Trust Estate and the Beneficiaries.

       Section 5.4 POWER TO COMPROMISE OR ADJUST. The Trustee may, at any time in connection with the management of the Trust Estate or the collection of any monies due or payable to a Trust hereunder, compromise any claims existing in favor of or against the Trust; enforce any deed of trust, mortgage or similar encumbrance and purchase at any sale thereunder any property subject thereto; extend, replace, renew, or forgive, in whole or in part, any note or other obligation held as a part of the Trust Estate; or loan or advance the Trustee's own funds to the Trust for any Trust purpose upon the security of the Trust principal involved, said loans shall bear interest at the then current rate from the date of advancement until repaid. Any certificate or security or any evidence in indebtedness or ownership of property may be registered or taken and held in the name of the Trustee, in the name of the nominee of nominees of the Trustee or unregistered in a condition where ownership will pass by delivery.

       Section 5.5 EMPLOYMENT OF AGENTS. The Trustee may employ and compensate out of the Trust Estate accountants, brokers, attorneys, investment advisers, custodians and others whose services are in the Trustee's discretion necessary or convenient to the administration of any Trust created herein.

       Section 5.6 SEGREGATION AND DISTRIBUTION. There need be no physical segregation or division of the various Trusts, except as segregation or division may be required by the termination of any of the Trusts, but the Trustee shall keep separate accounts for the different undivided

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interests. Upon any distribution of a Trust, in whole or in part, the Trustee may assign, transfer or deliver in kind to the Beneficiary then entitled thereto, any part of the Trust Estate or an undivided interest in the Trust Estate, or any portion thereof, at such valuation as the Trustee may establish as the then fair market value, or the Trustee may within a reasonable time convert the Trust Estate, or any portion thereof, into cash, distributing the net proceeds to such Beneficiary, all in the absolute discretion of the Trustee.

       Section 5.7 PRINCIPAL AND INCOME. Unless otherwise specifically provided herein, the Trustee shall have absolute discretion in determining what is principal or income and what shall be charged or credited to either, and the judgement of the Trustee shall bind everyone beneficially interested hereunder; provided, however, that oil and gas royalties, bonuses, production payments or other proceeds from the development or production of wasting assets held in trust shall constitute income rather than principal. The Trustee shall not be required to establish a reserve for depreciation or to make charges against income therefrom, but may do so if the Trustee in the Trustee's discretion so determines, such reserve and charges to be established on such assumptions and in such amounts as the Trustee shall determine appropriate. No inference of imprudence or partiality shall arise from the fact that the Trustee, in exercising the discretions conferred on the Trustee by this Paragraph G, shall have allocated a receipt or expenditure in a manner contrary to any provision of the California Revised Uniform Principal and Income Act. Except insofar as the Trustee shall exercise the discretion conferred on the Trustee by this Paragraph G and except as otherwise provided herein, matters relating to the allocation of principal and income shall be governed by the provisions of the California Revised Uniform Principal and Income Act, as such may from time to time exist.

       Section 5.8 TRUSTEE'S DISCRETION. Unless specifically limited, all discretions conferred upon the Trustee shall be absolute, and the Trustee's exercise shall be conclusive on all persons interested in the Trusts. With respect to the rights of the Trustee to distribute income and/or principal of any Trust, not otherwise required to be distributed, to or for the use and benefit of any Beneficiary of such Trust, the Trustee deems appropriate, any other income and the financial resources of such Beneficiary, so far as known to the Trustee.

       Section 5.9 CO-TRUSTEES. At such times as two or more persons are acting as Co-Trustees hereunder, each Co-Trustee shall have the power to act solely in any and all transactions involving the Trust Estate and any and all powers conferred on the Trustees jointly are also conferred on each Co-Trustee individually, without the contract, deed, lease, promissory note, deed of trust or any other instrument of any nature whatsoever, in any way connected with this Trust or on behalf of this Trust, need only be signed by any one of said Co-Trustees.

6.     BOOKS AND RECORDS

       Section 6.1 RECORD OF SHARES. The Trustee shall maintain a record of all share certificates of the Company which are transferred to the Trustee to be held pursuant to this Trust, indicating the name in which the stock was held, the date of issuance of the stock, the class and series of the stock, the number of shares, and the numbers of the certificates representing those shares. The Trustee shall also maintain a record of the date on which any such share certificates

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were received by the Trustee, and the date on which the same were delivered to the Company for transfer to the Trustee and shall obtain a receipt for any such certificate so delivered. The Trustee shall receive and hold the new share certificates issued by the Company in the name of the Trustee and shall maintain a record indicating the date of issuance of such certificates, the date of receipt of such certificates, and the place in which such certificates are held.

       Section 6.2 BOOK OF ACCOUNTS. The Trustee or its agent shall maintain a book of accounts showing all sums of money received by the Trustee, all disbursements made by the Trustee and all obligations incurred by the Trustee which are unpaid. Information concerning the above accounts shall be posted at least monthly.

       Section 6.3 INSPECTION OF RECORDS. The books and records of the trust created hereby shall be open to inspection and copying, either in person or by agent, by any of the parties to this Trust or their successors at any reasonable time at the office of the Trustee.

7.     TERM OF TRUST

       Section 7.1 REVOCABILITY OF TRUST. The trust created by this Trust is hereby expressly declared to be revocable, but only by the vote of a majority in interest of the Trustors and with the consent of the Beneficiary.

       Section 7.2 TERMINATION. This Trust and the trust created hereby shall terminate on the earlier of (a) ten (10) years after the date hereof without notice by or to, or action on the part of, the Trustee or any other party here to, or (b) the sale of the shares, the collection of the cash proceeds therefrom, and the final distribution of such proceeds to Beneficiary. This Trust may be terminated at an earlier date by one or more instruments in writing executed by the Trustee and the vote or written consent of the holders of a majority of the Trustor interests in the trust created hereby.

       Section 7.3 FINAL ACCOUNTING. Within sixty (60) days after termination of the trust created hereby, the Trustee shall render a final accounting to the Beneficiary, and the Trustee and shall distribute any funds or other assets held by the Trustee to the parties entitled thereto.

8.     GENERAL PROVISIONS

       The following general provisions shall apply to the administration of any and all Trusts created pursuant to the provisions of this Instrument.

       Section 8.1 BOND. No bond shall be required of any person acting as Trustee hereunder.

       Section 8.2 PROFITS AND LOSSES. The profits and losses arising from any activity of the Trustee, as Trustee of the Trust crated hereunder, shall inure to the benefit of or be charged against the Trust and not the Trustee.

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       Section 8.3 NOTICE OF CHANGED EVENTS. Unless the Trustee receives from some person interested in a Trust created hereunder, written notice of any birth, death or other event upon which the right to receive income or principal from such Trust may depend, the Trustee shall incur no liability for disbursements made in good faith to persons whose interests are affected by such event.

       Section 8.4 CERTIFICATE OF TRUST. Any transfer agent or other person dealing with the Trust (hereinafter referred to as "third party") shall be entitled to rely upon a copy of a Certificate of Trust certified by the Trustee to be true, or any amendment thereto setting forth the powers of the Trust and the general provisions relating to the administration of the Trust. Such third party shall incur no liability to the Trust or any Beneficiary hereunder, for acting upon an order or request of the Trustee made pursuant to the terms hereof as set forth in such Certificate of Trust or any amendment thereof, as the case may be.

       Section 8.5 AMENDMENT. The Beneficiaries shall have the power by majority act (i.e., the Beneficiaries who in the aggregate are entitled to receive more than fifty percent (50%) of the respective Trust's Net Income) to transfer the administration of such Trusts to a new non-corporate Trustee. Such substitution of a new Trustee shall be made by said Beneficiaries by giving a written notice to the then acting Trustee which indicates the desire of said Beneficiaries to effect a substitution in the office of Trustee and designates the new Trustee selected.

       Section 8.6 SUCCESSOR TRUSTEE. Any successor of a Trustee hereunder, whether resulting by consolidation, merger, transfer of trust business or by death, resignation, refusal or inability to act, or by other reason, shall succeed as Trustee with like effect as though originally named as such.

       Section 8.7 TRANSFER OF TRUSTEE POWERS. All authorities and powers herein conferred upon a Trustee, shall pass to any and all subsequent Trustees.

       Section 8.8 LIABILITY AMONG TRUSTEES. No Trustee shall be liable or responsible for any act, omission or default of any other Trustee, provided that he had no knowledge of such act, omissions or default and no knowledge of facts which might reasonably be expected to put him on notice of it.

       Section 8.9 NO DUTY TO EXAMINE BOOKS. No succeeding Trustee shall be under any duty to examine the books and records of a predecessor Trustee and may accept as the full Trust Estate any properties which may be turned over to him.

       Section 8.10 ACCOUNTING BY TRUSTEE. The Trustee may at any time render an account of his actions hereunder to the then living Beneficiary of a Trust, the personal representative of any deceased Beneficiary of a Trust who is entitled to receive any income during the period accounted for, or the persons to whom principal of a Trust would be paid over and distributed were such Trust then to terminate (or if such Trust has terminated, then to the persons to whom it is to be paid over and distributed). If such accounting is approved by the above, specified persons, such accounting shall be final, binding and conclusive upon all persons who may then or thereafter have any interest in the Trust. The Trustee may also at any time render a judicial accounting of his actions hereunder. Upon the termination or resignation of a Trustee shall render the accounting described in this

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Paragraph 7.11. If no objection to such accounting is made by any interested party herein within ninety (90) days after its receipt, it should be final, binding and conclusive on all interested parties herein.

     Section 8.11 INCAPACITY OF A TRUSTEE. If an individual Trustee is unable to participate in Trust activities because of illness or disability, the remaining Trustee may, during any such incapacity, make any and all decisions regarding the Trust Estate on behalf of such incapacitated Trustee. In determining the disability of an individual Trustee, the remaining Trustee may rely on a certificate or other written statement from a physician who has examined the individual Trustee. In the absence thereof, the remaining Trustee may petition a court of competent jurisdiction for authority to proceed on behalf of the incapacitated Trustee under the authority of this Paragraph 7.12.

     Section 8.12 DELEGATION BY CO-TRUSTEE. So long as any person shall serve as a Co-Trustee of any Trust created hereunder, such person shall have the power, from time to time, to delegate to the remaining Co-Trustee hereunder, all or any of his powers as Co-Trustee during temporary vacation periods or other temporary absences. The power of delegation shall be exercised by delivery by such Co-Trustee to the remaining Co-Trustee of written notice specifying the powers delegated; such delegation shall terminate upon delivery by such Co-Trustee to the remaining Co-Trustee of written notice of termination. Such remaining Co-Trustee shall incur no liability to any Beneficiary of the Trust Estate with respect to administration of the Trust Estate during the period of any such delegation.

9.   MISCELLANEOUS

     Section 9.1 APPLICABLE LAW. This Trust shall be construed under and enforced in accordance with the laws of the State of California, without regard to the conflicts of law provisions thereof.

     Section 9.2 ATTORNEYS' FEES. In the event suit is brought by any party for enforcement of this Trust, each prevailing party shall recover, in addition to such other relief as may be granted, reasonable attorneys' fees and experts' fees and costs incurred in bringing such suit and/or in enforcing any judgement granted therein.

     Section 9.3 BINDING EFFECT. This Trust shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

     Section 9.4 COUNTERPARTS. This Trust may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     Section 9.5 DESCRIPTIVE HEADINGS. Section headings are included herein for convenience only and shall not be considered in interpreting this Trust.

     Section 9.6 ENTIRE AGREEMENT. This Trust and the other documents and instruments referred to herein contain the entire agreement, with respect to the subject matter hereof, between

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the parties, and supersede all prior agreements or understandings, oral or written, not contained herein or therein.

     Section 9.7 SEVERABILITY. Should any part, term or provision of this Trust be declared invalid, void or unenforceable, it is the express intent of the parties that all remaining parts, terms and provisions hereof shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby.

     Section 9.8 NO THIRD PARTY RIGHTS. Nothing in this Trust, express or implied, is intended to confer on nay person other than the parties or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Trust.

     Section 9.9 WAIVER OF DEFAULT. Any waiver by either party of a breach of any term, provision or condition of this Trust shall not operate or be construed as a waiver of any subsequent breach of the same or any other term, provision or condition of this Trust. No waiver of any term, provision or condition of this Trust shall be valid unless in writing and signed by the party agreeing to such waiver.

     Section 9.10 DEFINITIONS. Except as specifically provided herein the use of the words Trustee, Beneficiaries and similar words for the purpose of this Trust shall be deemed to include their successors, heirs, administrators, executors, assigns and other persons standing in the place of the party referred to whenever appropriate. The term Trustee as used in this Trust shall apply to the Trustee named in this Trust and to any additional Trustee appointed and to any successors. Pronouns of one gender shall be deemed to refer to other genders and the singular shall refer to the plural and the plural shall refer to the singular when appropriate. No inference shall be drawn from the use of one gender or the singular or plural other than as indicated above.

     Section 9.11 NOTICE TO TRUSTEE. Any notice to be given to the Trustee hereunder shall be sufficiently given if mailed to Trustee at 300 Oceangate, Suite 500, Long Beach, California 90802, or at such other address as the Trustee may from time to time designate by written notice given to the Certificate Holders.

     Section 9.12 NOTICE TO BENEFICIARIES. Any notice to be given to any Beneficiary shall be sufficiently given if mailed by a nationally recognized overnight courier, postage prepaid, to the Shareholder at his last known address. Such notice shall for all purposes be deemed to have been given on the first business day after mailing thereof.

     Section 9.13 AMENDMENT OF TRUST. If at any time the Trustor and Trustee deem it advisable to amend this Trust, it shall submit such proposed amendment to the Beneficiaries for their approval at a special meeting of such Beneficiaries which shall be called for that purpose. Notice of the time and place of such meeting shall be given in the manner provided in the California Corporations Code for notice of shareholders meetings, and shall contain a copy of the proposed amendment. If, at such meeting or any adjournment thereof, the proposed amendment shall be approved by the affirmative vote of a majority of the Beneficiaries, the proposed amendment so approved shall become a part of this Trust as if originally incorporated herein.

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     Section 9.14   SPENDTHRIFT.  No interest of any Beneficiary in any Trust
created pursuant to any provision hereof, nor any part of such interest, shall be anticipated, assigned, encumbered or by other means transferred or be subject to any creditor's claim, liable to attachment or any other legal process prior to its actual receipt by the Beneficiary thereof and any attempted transfer, whether voluntarily, involuntarily or by operation of law, shall result in the complete forfeiture of such Trust Estate by the Trust. This Trust has been established for the sole and exclusive benefit of Beneficiary and Trustor and is intended to encourage the continued employment of Beneficiary with Netgateway, Inc. The rights of Beneficiary hereunder are personal to Beneficiary and may not be assigned, transferred or hypothecated, without the express written consent of Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust to be duly executed as of the date first above written.

                                       TRUSTOR

                                       By:  /s/  KDF
                                          --------------------------------
                                            Keith D. Freudhoff


                                       TRUSTEE:

                                       By:  /s/  KDF
                                          --------------------------------
                                            Keith D. Freudhoff


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